Exhibit 99.1

Second Quarter 2020 Earnings Presentation July 28, 2020

2 Company Overview (NYSE American: BHB) All financial data as of June 30, 2020 except 1Market Data, which is as of July 22, 2020 and 2Capital ratios which are as of March 31, 2020 3Assets and loans include a net $127.0 MM in Paycheck Protection Program (PPP) loans Stock Price $20.75 Market Cap (MM's) $316 Price / LTM Core EPS 9.93x Price / Tangible Book Value (Non GAAP) 114% Dividend Yield 4.24% Total Assets $3,780 Cash and Securities $733 Net Loans3 $2,713 Total Deposits $2,695 Total Equity $404 Core Return on Average Assets 0.87% Core Return on Average Equity 8.12% Net Interest Margin 3.02% Efficiency Ratio 62.74% Core Net Income (000's) $16,390 7.57% Tier 1 Leverage Ratio 8.25% Common Equity Tier 1 Risk- Based Capital Ratio 10.61% Tier 1 Risk- Based Capital Ratio 11.42% Total Risk-Based Capital Ratio 13.61% Tang. Common Equity / Tang. Assets Capital Ratios2 Financial Highlights Asset and Income Generation Total Assets (MM's) Core Net Income (000's) Market Data1 Balance Sheet (MM) YTD Performance Ratios and Profitability $3,780 $3,677 $3,669 $3,612 $3,688 2020Q2 2020Q1 2019Q4 2019Q3 2019Q2 $8,600 $7,790 $8,798 $7,323 $6,346 2020Q2 2020Q1 2019Q4 2019Q3 2019Q2 3

3 Second Quarter 2020 - Highlights • 18% annualized commercial loan growth for Q2 2020, CRE at 14% and C&I at 30%, excluding PPP (Paycheck Protection Program) • 32% annualized growth in non-maturity deposits for Q2 2020, excluding balances related to PPP loans • 11% QTD annualized growth in tangible book value per share • 3.00% NIM in Q2 2020 vs 2.66% in Q2 2019 • 0.96% cost of funds in Q2 2020 vs 1.71% in Q2 2019 and 1.28% for Q1 2020 • 12% Y-O-Y growth in non-interest income on higher mortgage banking income, excluding any security gains on sale • Net charge-offs continue to be near historic lows; past due accounts down to 0.32% from 0.75% Q4 2019 • Strong liquidity position through multiple channels • Capital ratios quickly building since branch acquisition in Q4 2019 Note: Assets and loans include a net $127.0 MM in Paycheck Protection Program (PPP) loans Note: See appendix for GAAP reconciliation

4 Strategic Objectives To be one of the most profitable banks headquartered in New England Focus on the core bank: core commercial banking business, core funding, core earnings Increase sources of fee income via Trust, Treasury Management and Mortgage Banking Continued commitment to an exceptional risk management culture Strategically fill-in and expand our New England footprint Maintain a strong capital base that supports growth opportunities We strive to be one of the most profitable banks in New England; to provide exceptional service to the people, businesses and communities we serve; and create a corporate culture that develops and rewards existing employees and attracts outside talent.

5 Management Team Executive Background Curtis C. Simard • Joined as President and CEO of Bar Harbor Bankshares and Bar Harbor Bank & Trust in June 2013 President and CEO • Served as Managing Director of Corporate Banking for TD Bank and various management positions at Citizens Financial Group Josephine Iannelli •Joined Bar Harbor Bankshares and Bar Harbor Bank & Trust in October 2016 as Executive Vice President, Chief Financial Officer and Treasurer EVP, Chief Financial Officer and Treasurer •Served as Senior Executive VP, Chief Financial Officer and Treasurer of Berkshire Hills Bancorp in Pittsfield, Massachusetts and various management positions at PNC Financial Services Group Richard B. Maltz •Serves as Bar Harbor Bankshares Executive Vice President, Chief Risk Officer since September 2014, and Chief Operating Officer since September 2016 EVP, Chief Operating Officer •Served as Executive Vice President and Chief Risk Officer of Bangor Savings Bank John Mercier •Serves as Executive Vice President and Chief Lending Officer since 2018 and joined Bar Harbor Bank & Trust in 2017 EVP, Chief Lending Officer •Veteran in retail, small business, regional banking, middle market, and large national corporate markets with over 30 years of experience Marion Colombo •Executive Vice President, Director of Retail Delivery of Bar Harbor Bank & Trust since 2018 EVP, Director of Retail Delivery •25 years in retail banking, most recently serving as Market President-Retail at TD Bank Jennifer Svenson •Serves as SVP, Chief Human Resources Officer SVP, Human Resources •Most recently served as VP, US Human Resources of Ironshore, Boston MA Jason P. Edgar •Serves as President of Bar Harbor Trust Services and Charter Trust Company President Bar Harbor Trust Services & Charter Trust Company •Most recently served as SVP, Director of Wealth Management of Berkshire Bank, Boston MA

Company History

BAR HARBOR BANKSHARES

- **1887** – Bar Harbor Trust Established in Bar Harbor, Maine
- **1984** – Established Bar Harbor Bankshares as a holding company
- **2012** – Acquired Border Trust Company
- **2013** – Curtis Simard hired as President & CEO
- **2013** – Rick Maltz hired as Chief Operating Officer
- **2014** – Josephine Iannelli hired as Chief Financial Officer
- **2016** – Acquisition of Lake Sunapee Bank group – expansion into NH and VT markets
- **2016** – Upgraded core operating systems
- **2017** – John Mercier hired to run commercial banking in NH and VT
- **2017** – Announced sale of insurance business
- **2018** – Marion Colombo hired as EVP, Director of Retail Delivery
- **2018** – Expansion of treasury management services and customer derivatives platform
- **2018** – Further Expansion into Southern NH
- **2019** – Executed on branch optimization study, balance sheet strategies, and issued sub-debt[1]
- **2019** – Branch acquisition - strengthening presence in Central ME
- **2019** – Consolidated and updated core operating platform for both Trust Companies
- **2020** – Continue to opportunistically position Balance Sheet

[1] Part of the Balance Sheet Optimization Strategies executed in 2019 was the refinancing of existing Bar Harbor Bank & Trust debt. Bar Harbor Bank & Trust issued subordinated sub debt to replace these borrowings. Bar Harbor Bank & Trust issued their subordinated debt at a 4.625% coupon, the lowest rate to date for similarly rated issuers and debt structures (source: Piper-Sandler & Company).. The deal was oversubscribed which resulted in a larger issuance than the replacement debt at a net comparable cost.

6

7 Markets we Serve: Deposit Market Share Source: SNL / S&P Market Intelligence Rank Financial Institution Name Total Branches Total Deposits (000's) Market Share 1 Toronto-Dominion Bank 42 $3,867,684 10.1% 2 Camden National Corporation 58 $3,581,756 9.4% 3 Bangor Bancorp, MHC 59 $3,488,716 9.1% 4 KeyCorp 42 $2,833,196 7.4% 5 Bank of America Corporation 12 $1,916,030 5.0% 6 Bar Harbor Bankshares 22 $1,740,670 4.6% Total Market 644 $38,202,867 100% Rank Financial Institution Name Total Branches Total Deposits (000's) Market Share 1 Toronto-Dominion Bank 58 $7,643,433 18.2% 2 Citizens Financial Group, Inc. 54 $7,497,873 17.8% 3 Bank of America Corporation 21 $4,739,798 11.3% 4 Service Credit Union 36 $3,021,021 7.2% 5 New Hampshire Mutual Bancorp 27 $1,837,624 4.4% 13 Bar Harbor Bankshares 20 $737,255 1.8% Total Market 508 $42,022,082 100% Rank Financial Institution Name Total Branches Total Deposits (000's) Market Share 1 People's United Financial, Inc. 38 $3,867,684 18.6% 2 Toronto-Dominion Bank 24 $3,581,756 15.0% 3 Community Bank System, Inc. 31 $3,488,716 6.7% 4 New England Federal Credit Union 7 $2,833,196 6.4% 5 KeyCorp 11 $1,916,030 5.0% 19 Bar Harbor Bankshares 11 $258,806 1.5% Total Market 303 $17,475,574 100% Vermont New Hampshire Maine

Profitability Metrics

BAR HARBOR BANKSHARES

Core ROAA



0.70%
0.80%
0.96%
0.86%
0.91%
2019Q2
2019Q3
2019Q4
2020Q1
2020Q2

Core ROAE



6.57%
7.36%
8.81%
7.71%
8.52%
2019Q2
2019Q3
2019Q4
2020Q1
2020Q2

Net Interest Margin



2.65%
2.75%
2.95%
3.06%
3.00%
2019Q2
2019Q3
2019Q4
2020Q1
2020Q2

Efficiency Ratio



68.48%
65.02%
62.56%
64.82%
60.67%
2019Q2
2019Q3
2019Q4
2020Q1
2020Q2

8

9 Strengthening of the Balance Sheet Liquidity Interest Rate Risk (IRR) Positioning & Management Capital • Increased balance sheet liquidity reflecting significant wholesale borrowing capacity (FHLB and Brokered CD Market) as well as restructured investment portfolio • Continue to maintain and test external lines of credit with FHLB, Federal Reserve Bank, and other correspondent banks • Well capitalized, reflecting the refinancing and upsizing of subordinated debt in Q4 2019 • Judicious capital and balance sheet management as evidenced by the strategic shift in residential mortgage lending • Consistent and strong earnings as well as conservative interest rate risk exposures • Interest rate risk metrics are largely neutral to expected near-term exposures • Active liability expense management (deposit betas) relative to market benchmarks

10 Focus on Non-Interest Income Growth • Optimized existing sources and executed against new initiatives to create other sources ‒ Substantial growth and diversification of non-interest income YTD compared to Q2 2019 YTD • Wealth Management and Financial Services ‒ Bar Harbor Financial Services ‒ Two wholly owned subsidiaries, Charter Trust and Bar Harbor Trust services offering trust management services • $2.04B AUM ‒ Total Revenue of $6.53 MM in 2020 H1 vs. $5.82 MM 2019 H1 • Expansion of Mortgage Banking platform and secondary market sales channels. Mortgage Banking income for 2020 H1 totaled $1.58 MM vs. $642 thousand for 2019 H1. • Cash Management and Treasury Services • Customer Derivative Offerings 36% 43% 31% 35% 9% 5% 8% 6% 8% 6% 5% 4% 4% $13.6 MM $18.1 MM 0.0 2,000.0 4,000.0 6,000.0 8,000.0 10,000.0 12,000.0 14,000.0 16,000.0 18,000.0 20,000.0 0.0 2,000.0 4,000.0 6,000.0 8,000.0 10,000.0 12,000.0 14,000.0 16,000.0 18,000.0 20,000.0 2020 H1 2019 H1 23.9% 27.6% Total Non-Interest Income as a percentage of Total Core Revenue Total Non-Interest Income Other Income Customer Derivative Fees ($1.1 MM H1 2020 vs $725k 2019 H1) BOLI Income Gain on Sale of Securities1 Customer Service Fee Income 1Gain on Sale of Securities was part of a larger balance sheet strategy that allowed the Bank to take advantage of opportunities in capital markets Mortgage Banking Income ($1.6 MM H1 2020 vs $642k 2019 H1) Trust & Investment Management Fee Income ($6.5 MM H1 2020 vs $5.8 MM 2019 H1)

11 Deposit Portfolio Overview • Total deposits of $2.70 billion as of June 30, 2020 representing Year-over-Year deposit growth of 8.6%; 32% annualized growth in total non-maturity deposits, excluding balances related to PPP loans • Continued focus on growing NOW, Demand and other non-Time Deposits which improved our Cost of Interest-Bearing Deposits for Q2 2020 to 0.81%, down from 1.32% from Q2 2019 • Loans / Deposits of 101% 25% 32% 35% 36% 40% 24% 22% 21% 20% 19% 19% 15% 15% 15% 14% 17% 16% 14% 14% 14% 15% 15% 14% 14% 12% $2,481 $2,494 $2,696 $2,651 $2,695 0.0 500.0 1,000.0 1,500.0 2,000.0 2,500.0 0.0 500.0 1,000.0 1,500.0 2,000.0 2,500.0 2020Q2 2020Q1 2019Q4 2019Q3 2019Q2 Total Deposits Money Market Savings Demand NOW Time Deposits Deposits in Millions ($)

12 Loan Portfolio Overview • Total loans of $2.73 billion as of June 30, 2020 representing a 5.86% Y-o-Y increase, with C&I increasing by 51.4% Y-o-Y ‒ Excluding PPP loans, total loans increased 0.9% Y-o-Y with C&I loans increasing 10.7% • Yield on loans of 3.94% for the quarter ended June 30, 2020, and 4.04% excluding PPP loans CRE 34.2% / $881.5 C&I 12.1% / $312.0 Residential 45.3% / $1167.8 Consumer 4.4% / $112.3 Tax exempt and other 4.1% / $104.7 CRE 36.0% / $982.1 C&I 17.3% / $472.5 Residential 39.7% / $1083.7 Consumer 4.6% / $124.2 Tax exempt and other 2.5% / $66.9 2019 Q2 2020 Q2

13 PPP, COVID Modified Loans & Loan Provisions Paycheck Protection Program Loans (PPP) • 1900 originations with a total principal balance of $131.5 MM and unearned fees of $5.3 MM • Average loan size of $70K, 1,722 loans =< $150K totaling $51.2 MM (39%) and 4 loans >= $2.0 MM totaling $10.2 MM (8%) • $600K of fee accretion included in the Q2 2020, accelerated accretion expected in the second half of 2020 into 2021 • $66 MM estimated PPP funds remain in BHB deposit accounts as of Q2 2020 COVID Modified Loans • 786 total modified loans with a principal amount of approximately $400 MM within Q2 2020 • Modifications were mostly temporary principal deferrals with normal interest accruals • Total accrued interest as of Q2 2020 was $2.4 MM • 20% of the total principal balance resumed a normal payment schedule prior to quarter end Commercial Real Estate Residential R/E Mortgages C&I Comm Const/Land Dev Home Equity Loans Agricultural Consumer Loans Tax Exempt $- $1 $2 $3 $4 $5 $6 $7 $8 $9 Allowance for Loan Losses ($ Millions) 2020 Q2 Allowance for Loan Losses by Portfolio Segment

14 Focused on Credit Quality 1Remaining loan categories include commercial construction / land development, Agricultural and Consumer, for a total of 0.50% as of Q2 2020, down from 0.81% of balances in those categories during Q4 2019 2Exposure includes available credit & derivative exposure • During Q2 2020, in response to COVID-19, Management performed a stress test of the commercial portfolio analyzing potentially vulnerable NAICS codes, in addition to the normal migration analysis. The following segments of the commercial loan portfolio were identified for stress testing: ‒ Hospitality loans with current Loan-to-Value (LTV) in excess of 65% ‒ All loans in the Bank’s top 50 relationships ‒ All loans $1 MM or greater with risk ratings of special mention or higher • ALLL / Loan coverage ratio improved to 0.63% (excluding PPP loans) • Management applied economic and individual loan factors to the allowance • Largest industry concentration outside of real estate is Hospitality ‒ $287 MM in exposure2 as of Q2 2020, roughly 17.0% of commercial loans ‒ Current weighted average Loan-to-Value is below 60.0% 0.6% 1.2% 0.5% 0.7% 0.4% 0.8% 1.3% 1.7% $14.5 MM $25.0 MM 0.0 5,000.0 10,000.0 15,000.0 20,000.0 25,000.0 2020Q2 2019Q4 Total balance of all delinquent loans Percentage balance of delinquent loans by category 1 Residential R/E Mortgages C&I Commerical Real Estate Home Equity Loans

15 Asset Quality 1NPAs/Assets excluding PPP loans is 0.45% for Q2 2020, 2Reserves / Loans excluding PPP loans is 0.63% for Q2 2020, 3NPLs/Loans excluding PPP loans is 0.54% for Q2 2020 NCOs / Avg. Loans NPAs / Assets1 Reserves / Loans2 NPLs / Loans3 0.02% 0.18% 0.08% 0.02% 0.03% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 2020Q2 2020Q1 2019Q4 2019Q3 2019Q2 0.43% 0.33% 0.38% 0.53% 0.50% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 2020Q2 2020Q1 2019Q4 2019Q3 2019Q2 0.60% 0.58% 0.58% 0.60% 0.57% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 2020Q2 2020Q1 2019Q4 2019Q3 2019Q2 0.51% 0.38% 0.44% 0.65% 0.62% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 2020Q2 2020Q1 2019Q4 2019Q3 2019Q2

16 Well Capitalized Institution Source: Company filings, calculated at holding company level. 8.6% 8.7% 8.1% 8.3% 11.6% 11.6% 10.6% 10.6% 12.4% 12.5% 11.4% 11.4% 13.9% 14.0% 13.6% 13.6% 7.9% 8.2% 7.6% 7.8% 0% 2% 4% 6% 8% 10% 12% 14% 2019Q2 2019Q3 2019Q4 2020Q1 Tier 1 Leverage Ratio Common Equity Tier 1 Tier 1 Risk Based Capital TCE / TA

17 Investment Considerations • Focused on building franchise value • Deep and talented management team • Team, platform and strategy in place to generate efficient growth • Profitable and efficient business model • Clear vision to grow core loan/deposit business • Development and expansion of non-interest income revenue • Proven ability to grow organically and via acquisitions • Disciplined credit quality and a conservative risk management culture • Consistent dividend payments to shareholders with an attractive yield

18 Legal Disclaimer Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may,” “plans,” “estimates,” and similar references to future periods; however, such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives, and expectations of the Company or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. The Company’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. For more information about factors, such as the ongoing COVID -19 pandemic and the governmental and other responses thereto, that could cause actual results to differ from those discussed in the forward-looking statements please refer to the information disclosed under “Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the Company’s public filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Any forward-looking statement made by the Company in this presentation speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by law. Non-GAAP Financial Measures This presentation contains both financial measures based on accounting principles generally accepted in the United States (“GAAP”) and non-GAAP based financial measures, which are used where management believes them to be helpful in understanding the Company’s results of operations or financial position. Reconciliations of these non-GAAP financial measures, to the most comparable GAAP measures are included in this presentation under “Non-GAAP to GAAP Reconciliations” and in the Company’s earnings release available in the Investor Relations portion of the Company’s website at www.barharbor.bank. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Appendix

Historical Financial Performance

BAR HARBOR BANKSHARES

Dollar values in thousands, except per share amounts or otherwise noted	For the Year Ended, 2016Y	2017Y	2018Y	2019Y	For the Quarter Ended, 2019Q2	2019Q3	2019Q4	2020Q1	2020Q2
Balance Sheet									
Total Assets	$1,755	$3,565	$3,608	$3,669	$3,688	$3,612	$3,669	$3,677	$3,780
Net Loans	1,119	2,473	2,476	2,626	2,564	2,562	2,626	2,620	2,713
Total Deposits	1,050	2,352	2,483	2,696	2,481	2,494	2,696	2,651	2,695
Capital									
Total Equity[1]	$157	$355	$371	$396	$391	$394	$396	$404	$404
Tang. Common Equity / Tang. Assets[1]	8.65%	7.12%	7.51%	7.60%	7.92%	8.20%	7.60%	7.77%	N/A
Tier 1 Leverage Ratio[1]	8.94%	8.10%	8.53%	8.13%	8.57%	8.65%	8.13%	8.25%	N/A
Total Risk-Based Capital Ratio[1]	16.52%	13.73%	14.23%	13.61%	13.93%	14.01%	13.61%	13.61%	N/A
Earnings & Profitability									
Net Income	$14.9	$26.0	$32.9	$22.6	$6.1	$5.0	$4.2	$7.7	$8.5
Core ROAA	0.83%	0.93%	0.99%	0.82%	0.70%	0.80%	0.96%	0.86%	0.91%
Core ROAE	8.57%	9.15%	9.79%	7.65%	6.57%	7.36%	8.81%	7.71%	8.52%
Net Interest Margin	2.96%	3.10%	2.87%	2.78%	2.65%	2.75%	2.95%	3.06%	3.00%
Efficiency Ratio	58.90%	55.44%	59.27%	64.95%	86.48%	65.02%	62.56%	64.82%	60.67%
Asset Quality									
NPLs / Loans	0.58%	0.58%	0.73%	0.44%	0.62%	0.65%	0.44%	0.38%	0.51%
NPAs / Assets	0.38%	0.41%	0.57%	0.38%	0.50%	0.53%	0.38%	0.33%	0.43%
Reserves / Loans	0.92%	0.50%	0.56%	0.58%	0.57%	0.60%	0.58%	0.58%	0.60%
NCOs / Average Loans	0.00%	0.04%	0.05%	0.08%	0.03%	0.02%	0.08%	0.18%	0.02%
Yield and Cost									
Yield on Earning Assets	3.72%	3.86%	4.00%	4.16%	4.13%	4.17%	4.15%	4.14%	3.81%
Cost of Interest Bearing Deposits	0.75%	0.60%	0.98%	1.27%	1.32%	1.33%	1.19%	1.08%	0.81%
Cost of Total Interest Bearing Liabilities	0.86%	0.87%	1.31%	1.61%	1.71%	1.65%	1.42%	1.28%	0.96%

Market Information (7/23/2020)			
Current Stock Price	$20.75	Price / BV	78%
52 Week High	$26.59	Price / TBV	114%
52 Week Low	$13.77	Price / LTM EPS	9.93x
Market Capitalization	$315.7	Dividend Yield	4.24%

Source: Company filings

20

Non-GAAP to GAAP Reconciliations

Dollar values in thousands, except per share amounts or otherwise noted		2019Q2	2019Q3	2019Q4	2020Q1	2020Q2	YTD 2020
GAAP net income		6,117	5,015	4,207	7,721	8,481	16,202
Plus (less):							
Gain sale of securities, net		-	(157)	(80)	(135)	(1,351)	(1,486)
(Gain) loss on sale of fixed assets, net		21	-	(3)	92	(2)	90
Loss on other real estate owned		-	146	20	31	-	31
Loss on debt extinguishment		-	-	1,096	-	1,351	1,351
Acquisition, restructuring and other expenses		280	3,039	4,998	103	158	261
Income tax expense[1]		(72)	(720)	(1,440)	(22)	(37)	(59)
Total core earnings[2]	(A)	**$ 6,346**	**$ 7,323**	**$ 8,798**	**$ 7,790**	**$ 8,600**	**$ 16,390**
Net-interest income	(B)	$21,496	$22,445	$24,104	$24,563	$24,590	$49,153
Plus: Non-interest income		7,453	7,643	7,806	8,421	9,710	18,131
Total Revenue		28,949	30,088	31,910	32,984	34,300	67,284
Plus: Gain on sale of securities, net		-	(157)	(80)	(135)	(1,351)	(1,486)
Total core revenue[2]	(C)	**$28,949**	**$29,931**	**$31,830**	**$32,849**	**$32,949**	**$65,798**
Total non-interest expense		20,906	23,400	26,803	22,359	22,266	44,625
Less: Gain (loss) on sale of premises and equipment, net		(21)	-	3	(92)	2	(90)
Less: Loss on other real estate owned		-	(146)	(20)	(31)	-	(31)
Less: Loss on debt extinguishment		-	-	(1,096)	-	(1,351)	(1,351)
Less: Acquisition, restructuring and other expenses		(280)	(3,039)	(4,998)	(103)	(158)	(261)
Core non-interest expense[2]	(D)	**$20,605**	**$20,215**	**$20,689**	**$22,133**	**$20,759**	**$42,892**

[1]Assumes a marginal tax rate of 23.78% in 2019. A marginal tax rate of 23.87% was used in the first and second quarter of 2020.
[2] Non-GAAP financial measure.
[3] Efficiency ratio is computed by dividing core non-interest expense net of franchise taxes and intangible amortization divided by core revenue on a fully taxable equivalent basis.

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22 Non-GAAP to GAAP Reconciliations (continued) 1Assumes a marginal tax rate of 23.78% in 2019. A marginal tax rate of 23.87% was used in the first and second quarter of 2020. 2 Non-GAAP financial measure. 3 Efficiency ratio is computed by dividing core non-interest expense net of franchise taxes and intangible amortization divided by core revenue on a fully taxable equivalent basis. Averages Total average earning assets (E) $3,330 $3,308 $3,309 $3,303 $3,367 $3,339 Total average assets (F) 3,646 3,642 3,655 3,662 3,807 3,786 Total average shareholders equity (G) 388 395 396 406 406 406 Performance ratios GAAP return on assets 0.67% 0.55% 0.46% 0.85% 0.90% 0.86% Core return on assets2 (A/F) 0.70% 0.80% 0.96% 0.86% 0.91% 0.87% GAAP return on equity 6.33% 5.04% 4.21% 7.64% 8.40% 8.02% Core return on equity2 (A/G) 6.57% 7.36% 8.81% 7.71% 8.52% 8.12% Efficiency ratio2,3 (D-O-Q)/(C+N) 68.48% 64.99% 62.79% 64.82% 60.67% 62.74% Net interest margin (B+P)/E 2.65% 2.75% 2.95% 3.06% 3.00% 3.02% Supplementary Data Taxable equivalent adjustment for efficiency ratio (N) $676 $658 $674 $719 $646 $1,365 Franchise taxes included in non-interest expense (O) 111 119 119 119 120 239 Tax equivalent adjustment for net interest margin (P) 514 503 516 551 490 1,041 Intangible amortization (Q) 207 207 240 256 256 512 2020Q2 YTD 2020 Dollar values in thousands, except per share amounts or otherwise noted 2019Q2 2019Q3 2019Q4 2020Q1

23 Interest Rate Risk Analysis On a quarterly basis, the company measures and reports NII and EVE at risk to isolate the change in income and value related solely to interest-earning assets and interest-bearing liabilities. The analysis below shows the impact of instantaneous parallel shifts in the market yield curve for a period of one year while EVE shows a liquidation calculation over the same shifts in the curve. NII and EVE Impact is based on June 30, 2020 available data. Change in Interest Rates (basis points) $ Change EVE (millions) % Change EVE +400BP (29.9) -10.0% +300BP (6.0) -2.0% +200BP 17.4 5.8% +100BP 24.5 8.2% -100BP (69.1) -23.1% EVE Impact Interest Rate Risk to Capital (EVE) June 30, 2020 (80.0) (70.0) (60.0) (50.0) (40.0) (30.0) (20.0) (10.0) - 10.0 20.0 30.0 -30.0% -25.0% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% -100BP +100BP +200BP +300BP +400BP % Change EVE $ Change EVE Change in Interest Rates (basis points) $ Change NII (millions) % Change NII +400BP 6.7 6.7% +300BP 5.7 5.7% +200BP 4.2 4.2% +100BP 2.4 2.4% -100BP (0.8) -0.8% Interest Rate Risk to Earnings (NII) June 30, 2020 NII Impact (4.0) (3.0) (2.0) (1.0) - 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 -10.0% -8.0% -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% -100BP +100BP +200BP +300BP +400BP % Change NII $ Change NII